PLACEMENT AGENT AND ADVISORY SERVICES AGREEMENT

This Placement Agent and Advisory Services Agreement (this "Agreement") is made as of Feb 21, 2017 (the "Effective Date"), by and between AngioSoma Research, Inc., a Texas corporation and a wholly-owned subsidiary of AngioSoma, Inc. (OTCPink: SOAN), (together with its subsidiaries, the "Company"), and Boustead Securities, LLC, a California limited liability company ("BSL"). BSL and the Company agree as follows:

1. **Engagement of BSL**: The Company hereby engages BSL, and BSL hereby accepts such engagement, to act as:

   (a) the Company's placement agent, on an exclusive basis, with respect to finding investors (the "Investors") for one or more offerings of the Company's securities (including placements of the Company's debt) in a transaction or transactions exempt from registration under the Securities Act of 1933, as amended, and in compliance with the applicable laws and regulations of any jurisdiction in which securities are sold under this Agreement (each, a "Financing"); and

   (b) the Company's advisor, on a non-exclusive basis, in identifying and introducing prospective parties to an acquisition, merger, joint venture or any other similar transaction or relationship, directly or indirectly, involving the Company (an "M&A Transaction").

The Company acknowledges and agrees that BSL's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by BSL to purchase any securities and does not ensure the successful placement of any securities or any portion thereof or the success of BSL with respect to securing any other Financing or a M&A Transaction on behalf of the Company. BSL will act solely as a broker with respect to identifying and negotiating with potential investors in a Financing and potential parties to an M&A Transaction. BSL will not act as an underwriter in any Financing or M&A Transaction.

1. **BSL's Compensation**: The Company hereby agrees to pay BSL fees in such amount and upon such terms and conditions contained herein upon the successful completion of a Financing or an M&A Transaction as follows:

   Due Diligence Fee. 1,000,000 restricted shares of Common Stock in AngioSoma, Inc. (OTCPink:SOAN) will be issued to BSL upon each of the execution of this Agreement and any renewals of this Agreement for due diligence to include, but not limited to, the following:

   • Obtain and review the offering material and all background documents;
   • Research the Company's industry segment, including historical growth, economic influences and competitive factors;
   • Analyze the Company's historical financial results and projected business activity;

• Review the Company's management history; analyze its effectiveness and depth of experience;
• Use, where appropriate, the advice and guidance of an attorney, accountant, and/or other "due diligence" experts in the Company's specific industry;
• Attend any "due diligence meetings" or other sessions providing an opportunity to meet the Company's management and ask questions about the Company and the offering;
• Create a reasonably comprehensive "due diligence" file for the offering, containing copies of documents, records of meetings, telephone conversations, visits, etc., and
• Research investor/customer to ensure that they are independent of the Company.

Stock Fee. The shares of the Company's Common Stock to be issued to BSL (the "Shares") will carry piggy-back registration rights. The Company warrants that the Shares to be issued to BSL under this Agreement will be validly issued, fully paid and non-assessable and that the Company's Board of Directors has or shall have duly authorized the issuance and transfer of said Shares to BSL. The issuance of Shares to BSL shall occur upon execution of this Agreement.

Success Fees. The Company will pay BSL a Success Fee, as described below, when the Company closes on a Financing or an M&A Transaction during the Term (as hereinafter defined) of this Agreement or during a two-year period thereafter.

Computation and Payment of Success Fees.

(i) *Financings.* For each Financing, the Success Fee will be (a) a cash fee equal to 7% of the gross proceeds from any equity Financing, 5% of the gross proceeds from any convertible debt or mezzanine Financing, and 3% of the gross proceeds from any debt Financing and in all instances including, without limitation, upon exercise of any warrants issued in any Financing and (b) warrants (the "BSL Warrants") to purchase such number of shares of the common stock of the Company and/or stock (the "BSL Stock") received by the Investors, in such combination determined at the sole election of BSL, equal to 7% of the aggregate number of the fully diluted and/or converted shares of common stock and/or common stock equivalents purchased by the Investors (after giving effect to any warrants issued to the Investors in any Financing and the increase in shares under a ratchet or similar provision pursuant to which the number of shares initially acquired is subsequently increased) on the same terms and conditions as the Investors were granted.

The cash portion of the Success Fee will be due and payable upon the closing of each Financing and will be payable directly to BSL from the escrow established for such closing or in such other manner as may be acceptable to BSL. Immediately prior to closing of a Financing, the Company will sign a payment authorization letter, in a form to be prepared at the sole discretion of BSL, irrevocably instructing the Financing source or Escrow Agent to deduct the Success Fees due to BSL from the Financing and remit those Success Fees directly to BSL.

BSL Warrants will have a five (5) year term (or such longer term as is provided in any warrants issued in the Financing) and will provide for cashless exercise (even if the Investors do not have such a right). The shares underlying BSL Warrants will be included in the first registration statement filed by the Company covering the securities issued in the Financing (or securities issuable upon conversion or exercise thereof). BSL Warrants will be transferable within BSL's organization, at BSL's discretion. BSL Warrants will contain such other terms and conditions no less favorable to BSL than the terms and conditions of any warrants issued to the Investors in the Financing.

(ii) *M&A Transactions.* For each M&A Transaction, the Success Fee will be a fee in the same form of consideration paid or received by the Company equal to the following schedule of the Total Consideration (as defined below) with respect to such M&A Transaction:

5% of the first $5,000,000 of Total Consideration, or any part; plus,
4% of the second $5,000,000 of Total Consideration, or any part; plus,
3% of the third $5,000,000 of Total Consideration, or any part; plus,
2% of the next $5,000,000 of Total Consideration, or any part; plus,
1% of the balance of the Total Consideration.

As used herein. "Total Consideration" means, with respect to any M&A Transaction, the total value of all cash, securities, or other property paid or received, directly or indirectly, by the Company or its owners (at closing or in the future) in connection with such M&A Transaction, including (without limitation) in respect of (i) the assumption (by contract, operation of law or otherwise) of any indebtedness or (ii) consulting, non-compete or similar agreements.

The Success Fee will be due and payable upon the closing of each M&A Transaction and will be payable directly to BSL from the escrow established for such closing or in such other manner as may be acceptable to BSL; provided that in the case of any installment or contingent payment made in respect of the M&A Transaction, the Success Fee in respect of such installment or contingent payment shall be due and payable on the date such payment is made.

3. Certain Matters Relating to BSL's Duties:

(a) BSL shall (i) assist the Company in the preparation of information documents to be shared with potential Investors and parties to M&A Transactions (ii) identify and screen potential Investors and parties to M&A Transactions, and (iii) perform other related duties.

(b) BSL shall perform its duties under this Agreement in a manner consistent with the instructions of the Company. Such performance shall include the delivery of information to potential interested parties, conducting due diligence, and leading discussions with potential Investors and parties to M&A Transactions.

(c) BSL shall not engage in any form of general solicitation or advertising in performing

its duties under this Agreement. This prohibition includes, but is not limited to, any mass mailing, any advertisement, article or notice published in any magazine, newspaper or newsletter and any seminar or meeting where the attendees have been invited by any mass mailing, general solicitation or advertising.

(d) BSL is and will hereafter act as an independent contractor and not as an employee of the Company and nothing in this Agreement shall be interpreted or construed to create any employment, partnership, joint venture, or other relationship between BSL and the Company. BSL will not hold itself out as having, and will not state to any person that BSL has, any relationship with the Company other than as an independent contractor. BSL shall have no right or power to find or create any liability or obligation for or in the name of the Company or to sign any documents on behalf of the Company.

4. <u>Certain Matters Relating to Company's Duties</u>:

(a) The Company shall promptly provide BSL with all relevant information about the Company (to the extent available to the Company in the case of parties other than the Company) that shall be reasonably requested or required by BSL, which information shall be complete and accurate in all material respects at the time furnished.

(b) The Company recognizes that in order for BSL to perform properly its obligations in a professional manner, it is necessary that BSL be informed of and, to the extent practicable, participate in meetings and discussions between the Company and any third party, including, without limitation, any prospective purchaser of the Company's securities, relating to the matters covered by the terms of BSL's engagement.

(c) The Company agrees that any report or opinion, oral or written, delivered to it by BSL is prepared solely for its confidential use and shall not be reproduced, summarized, or referred to in any public document or given or otherwise divulged to any other person without BSL's prior written consent, except as may be required by applicable law or regulation.

(d) The Company represents and warrants that: (i) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (ii) this Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms; and (iii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of the Company's certificate of incorporation or by-laws. Further, this Agreement and the transactions contemplated herein shall not conflict with or result in the breach of any agreement to which the Company is a party at the time the transactions contemplated herein are consummated.

(e) In the event the Company agrees to the terms of a Financing or M&A Transaction during the term of this Agreement, the Company will provide BSL with the right of

first refusal to be the Company's exclusive Placement Agent and Financial Advisor for a period of twenty (24) months from the end of the Term.

5. **Term; Termination of Agreement**. The initial term of this Agreement shall be from the Effective Date through the first anniversary thereof (the "Initial Term"). After the Initial Term, the term of this Agreement will automatically be extended for an additional successive one-year periods unless either party provides written notice to the other party of its intent not to so extend the term at least 30 days before the expiration of the then current term. Either party may terminate this Agreement prior to its expiration by notifying the other party in writing upon a material breach by that other party, unless such breach is curable and is in fact cured within fifteen (15) days after such notice. Notwithstanding the foregoing, all provisions of this Agreement (including Exhibit A hereto) other than Sections 1, 3 and 4 (a) and (b) shall survive the termination or expiration of this Agreement. BSL shall be entitled to compensation under Section 2 (and payment for expenses under Section 12) based on the completion of a Financing or a M&A Transaction prior to the termination or expiration of this Agreement or during the period two years following termination so long as any Investors or party to a M&A Transaction, as the case may be, (or any affiliate of any such person or entity) were introduced by BSL to the Company. BSL will provide to the Company within ten business days after the expiration or termination of this Agreement a list of all persons or entities introduced by BSL to the Company pursuant to this Agreement (the "Introduction List"). Within five business day following the delivery of the Introduction List to the Company, the Company will provide BSL with written notice of any objections to the inclusion of any person or entity in the Introduction List and state the basis for each objection in reasonable detail. The inclusion of a person or entity in the Introduction List shall be deemed conclusive in making a later determination as to whether a Success Fee is payable hereunder, unless the Company shall have made a timely and proper objection. The parties will cooperate to resolve the status of any person or entity as to which the Company shall have made a timely and proper objection.

Except as otherwise specifically provided for herein, the Company shall have no liability to BSL should the Company terminate this Agreement prior to the completion of a Financing or an M&A Transaction.

6. **Indemnification**. The indemnification provisions set forth in Exhibit A hereto are incorporated by reference and are a part of this Agreement.

7. **Notices**. Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally, when transmitted by fax during the normal business hours of the party receiving such notice so long a copy of that notice is also send by certified mail, return receipt requested at the time it is transmitted by fax, five business days after being mailed by certified mail, return receipt requested or one business day after being sent by a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice, at the following address or fax number for such party (or at such other address or fax number as shall hereafter be specified by such party by like notice):

(a) If to the Company, to:

Alex K. Blankenship
President & CEO
AngioSoma Research, Inc.
14001 Walden Road
Suite 600
Montgomery, TX 77356
Telephone Number: 832-781-8521
Fax Number:
E-mail: akb1225@outlook.com

(b) If to BSL, to:

Keith Moore, Principal
Boustead Securities, LLC
898 N. Sepulveda, Suite 475
El Segundo, CA 90245
Telephone Number: (949) 295-1580
Fax Number: (815) 301-8099
E-mail: keith@boustead1828.com

8. **Company to Control Transactions.** The terms and conditions under which the Company would enter into a Financing or an M&A Transaction shall be at the sole discretion of the Company. Nothing in this Agreement shall obligate the Company to actually consummate a Financing or an M&A Transaction. The Company may terminate any negotiations or discussions at any time and reserves the right not to proceed with a Financing or an M&A Transaction.

9. **Confidentiality of Company Information**. BSL, and its officers, directors, employees and agents shall maintain in strict confidence and not copy, disclose or transfer to any other party (1) all confidential business and financial information regarding the Company and its affiliates, including without limitation, projections, business plans, marketing plans, product development plans, pricing, costs, customer, vendor and supplier lists and identification, channels of distribution, and terms of identification of proposed or actual contracts and (2) all confidential technology of the Company. In furtherance of the foregoing, BSL agrees that it shall not transfer, transmit, distribute, download or communicate, in any electronic, digitized or other form or media, any of the confidential technology of the Company. The foregoing is not intended to preclude BSL from utilizing, subject to the terms and conditions of this Agreement, the Financing or Offering Memorandum and/or other documents prepared or approved by the Company. Further, the Company must approve the Financing or Offering Memorandum, being prepared by BSL, before it is mailed to prospective Investors or parties to an M&A Transaction.

All communications regarding any possible transactions, requests for due diligence or other information, requests for facility tours, product demonstrations or management meetings, will

be submitted or directed to the Company, and BSL shall not contact any employees, customers, suppliers or contractors of the Company or its affiliates without express permission. Nothing in this Agreement shall constitute a grant of authority to BSL or any representatives thereof to remove, examine or copy any particular document or types of information regarding the Company, and the Company shall retain control over the particular documents or items to be provided, examined or copied. If a Financing or an M&A Transaction is not consummated, or if at any time the Company so requests, BSL and its representatives will return to the Company all copies of information regarding the Company in their possession.

The provisions of this Section shall survive any termination of this Agreement.

10. **Press Releases, Etc**. The Company shall control all press releases or announcements to the public, the media or the industry regarding any Financing, M&A Transaction or business relationship involving the Company or its affiliates. Except for communication to Investors in furtherance of this Agreement, BSL will not disclose the fact that discussions or negotiations are taking place concerning a possible Financing or a M&A Transaction involving the Company, or the status or terms and conditions thereof.

11. **Due Diligence:** Neither the Company, nor any of its directors, officers or stockholders, should, in any way rely on BSL to perform any due diligence with respect to the Company. It is expressly understood and agreed that the Investors and parties to any M&A Transaction will conduct their own due diligence on the Company and the opportunity.

12. **Expenses, Etc**. The Company will reimburse BSL for all pre-approved (in writing) travel and other expenses. Such expenses shall be reimbursed within thirty (30) days of submission of BSL's invoice with appropriate support to the Company. The Company will pay all other costs and expenses incident to the issuance, offer, sale and delivery of each Financing, including but are not limited to state "Blue Sky" fees, legal fees, printing costs, travel costs, mailing, couriers, and personal background checks.

13. **Compliance with Laws**. BSL represents and warrants that it shall conduct itself in compliance with applicable federal and state laws. BSL represents that it is not a party to any other Agreement, which would conflict with or interfere with the terms and conditions of this Agreement.

14. **Assignment Permissable**. BSL reserves the right to assign a portion of this Agreement to one or more sub-agents with respect to any Financing or M&A Transaction, subject to the prior written consent of the Company. Any approved sub-agent shall be paid a portion of Success Fees as may be determined by BSL. The Company does acknowledge that BSL may pay other consultants or agents in connection with the Financing(s) and M&A Transaction(s).

15. **Amendments**. Neither party may amend this Agreement or rescind any of its existing provisions without the prior written consent of the other party.

16. **Governing Law; Dispute Resolution**. This Agreement shall be deemed to have been made in the State of California and shall be construed, and the rights and liabilities determined, in accordance with the law of the State of California, without regard to the conflicts of laws rules of such jurisdiction. Any controversy or claim relating to or arising from this Agreement (an "Arbitrable Dispute") shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the Judicial Arbitration and Mediation Services (the "JAMS") as such rules may be modified herein or as otherwise agreed by the parties in controversy. The forum for arbitration shall be Orange County, California. Following thirty (30) days' notice by any party of intention to invoke arbitration, any Arbitrable Dispute arising under this Agreement and not mutually resolved within such thirty (30) day period shall be determined by a single arbitrator upon which the parties agree.

17. **Waiver**. Neither BSL's nor the Company's failure to insist at any time upon strict compliance with this Agreement or any of its terms nor any continued course of such conduct on their part shall constitute or be considered a waiver by BSL or the Company of any of their respective rights or privileges under this Agreement.

18. **Severability**. If any provision herein is or should become inconsistent with any present or future law, rule or regulation of any sovereign government or regulatory body having jurisdiction over the subject matter of this Agreement, such provision shall be deemed to be rescinded or modified in accordance with such law, rule or regulation. In all other respects, this Agreement shall continue to remain in full force and effect.

19. **Counterparts**. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and will become effective and binding upon the parties at such time as all of the signatories hereto have signed a counterpart of this Agreement. All counterparts so executed shall constitute one Agreement binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the same counterpart. Each of the parties hereto shall sign a sufficient number of counterparts so that each party will receive a fully executed original of this Agreement.

20. **Entire Agreement**. This Agreement (together with Exhibit A hereto) constitutes the entire agreement between the Company and BSL. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by any party hereto to any other party concerning the subject matter hereof. All prior and contemporaneous conversations, negotiations, possible and alleged agreements, representations, covenants and warranties concerning the subject matter hereof are merged herein and shall be of no further force or effect.

[INTENTIONALLY LEFT BLANK.]

Boustead Securities, LLC (the "BSL")

By:____

Keith Moore

Title: Principal

AngioSoma Research, Inc. (the "Company")

By:____

Alex K. Blankenship

Title: President & CEO

EXHIBIT A
Indemnification

The Company agrees that it shall indemnify and hold harmless, BSL, its members, managers, officers, employees, agents, affiliates and controlling persons within the meaning of Section 20 of the Securities Exchange Act of 1934 and Section 15 of the Securities Act of 1933, each as amended (any and all of whom are referred to as an "Indemnified Party"), from and against any and all losses, claims, damages, liabilities, or expenses, and all actions in respect thereof (including, but not limited to, all legal or other expenses reasonably incurred by an Indemnified Party in connection with the investigation, preparation, defense or settlement of any claim, action or proceeding, whether or not resulting in any liability), incurred by an Indemnified Party with respect to, caused by, or otherwise arising out of any transaction contemplated by this Agreement or BSL's performing the services contemplated hereunder; provided, however, the Company will not be liable to the extent, and only to the extent, that any loss, claim, damage, liability or expense is finally judicially determined to have resulted primarily from BSL's gross negligence or bad faith in performing such services.

If the indemnification provided for herein is conclusively determined (by an entry of final judgment by a court of competent jurisdiction and the expiration of the time or denial of the right to appeal) to be unavailable or insufficient to hold any Indemnified Party harmless in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Company shall contribute to the amounts paid or payable by such Indemnified Party in such proportion as is appropriate and equitable under all circumstances taking into account the relative benefits received by the Company on the one hand and BSL on the other, from the transaction or proposed transaction under the Agreement or, if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and BSL on the other, but also the relative fault of the Company and BSL; provided, however, in no event shall the aggregate contribution of BSL and/or any Indemnified Party be in excess of the net compensation actually received by BSL and/or such Indemnified Party pursuant to this Agreement.

The Company shall not settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could have been sought by such Indemnified Party hereunder (whether or not such Indemnified Party is a party thereto), unless such consent or termination includes an express unconditional release of such Indemnified Party, reasonably satisfactory in form and substance to such Indemnified Party, from all losses, claims, damages, liabilities or expenses arising out of such action, claim, suit or proceeding.

In the event any Indemnified Party shall incur any expenses covered by this Exhibit A, the Company shall reimburse the Indemnified Party for such covered expenses within ten (10) business days of the Indemnified Party's delivery to the Company of an invoice therefor, with receipts attached. Such obligation of the Company to so advance funds may be conditioned upon the Company's receipt of a written undertaking from the Indemnified Party to repay such amounts within ten (10) business days after a final, non-appealable judicial determination that such Indemnified Party was not entitled to indemnification hereunder.

The foregoing indemnification and contribution provisions are not in lieu of, but in addition to, any rights which any Indemnified Party may have at common law hereunder or otherwise, and shall remain in full force and effect following the expiration or termination of BSL's engagement and shall be binding on any successors or assigns of the Company and successors or assigns to all or substantially all of the Company's business or assets.